Exhibit 10.2

REPRICING AGREEMENT AND SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of November 29, 2017 (the “Revolver Repricing Amendment Closing Date”), among Expo Event Midco, Inc., a Delaware corporation (“Holdings”), Emerald Expositions Holding, Inc., a Delaware corporation (the “Initial Borrower”), the Co-Borrowers from time to time party to the Credit Agreement referred to below (the “Co-Borrowers” and, together with the Initial Borrower, each a “Borrower” and, collectively, the “Borrowers”), Bank of America, N.A., as Administrative Agent for the Lenders and Collateral Agent for the Secured Parties (in such capacities, the “Administrative Agent”), the Lenders signatories hereto, and, for purposes of Section 9 hereof, each Guarantor party hereto.

WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of May 22, 2017, among Holdings, the Borrowers, the Subsidiary Guarantors party thereto, the Lenders party thereto, the Issuing Lenders from time to time party thereto and the Administrative Agent (as amended, supplemented, amended and restated or otherwise modified from time to time prior to the date hereof, including pursuant to that certain Refinancing Agreement and First Amendment to Amended and Restated Credit Agreement among the parties thereto, dated as of November 27, 2017, the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Existing Credit Agreement or the Credit Agreement, as the context may require);

WHEREAS, the Borrowers have requested that, in accordance with Section 11.1 of the Existing Credit Agreement, the Existing Credit Agreement be amended to, among other things (a) effect a change to the “Applicable Margin” definition set forth in the Existing Credit Agreement and (b) make certain other changes as more fully set forth below;

WHEREAS, to accomplish the foregoing, the Borrowers, the Administrative Agent and the Lenders are willing to amend the Existing Credit Agreement as set forth herein; and

WHEREAS, the amendments to the Existing Credit Agreement set forth herein are each subject to the satisfaction of the conditions precedent to effectiveness referred to herein and shall become effective as provided herein.

NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.    Amendments.

Each of the following amendments, which are made pursuant to Section 11.1 of the Existing Credit Agreement, are necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrowers, to effectuate the provisions set forth in Section 11.1 of the Existing Credit Agreement.

(a)    Amendments to Section 1.1: Definitions.

(i)    Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Revolver Repricing Amendment Closing Date”: November 29, 2017, which is the date on which each of the conditions set forth in Section 3 of the Second Amendment has been satisfied.

“Second Amendment”: the Revolver Repricing Agreement and Second Amendment to Amended and Restated Credit Agreement, dated as of November 29, 2017, by and among the Loan Parties, the Lenders party thereto and the Administrative Agent.

(ii)     Section 1.1 of the Existing Credit Agreement is hereby amended by deleting the definitions set forth below in their entirety and replacing them with the following:

“Loan Documents”: this Agreement, the First Amendment, the Second Amendment, any Intercreditor Agreement, the Notes, the Security Documents, a Refinancing Amendment, if any, an Incremental Amendment, if any, a Co-Borrower Joinder, if any, and a Loan Modification Agreement, if any.

(iii)     Section 1.1 of the Existing Credit Agreement is hereby amended by deleting clause (a) of the definition of “Applicable Margin” in its entirety and replacing it with the following:

(b)    any Revolving Loan, (i) initially, 2.75% per annum in the case of Eurodollar Loans and 1.75% per annum in the case of ABR Loans and (ii) from and after the first Business Day immediately following the delivery to the Administrative Agent of a Compliance Certificate (pursuant to Section 6.2(c)), commencing with the first full fiscal quarter of the Initial Borrower ending after the Revolver Repricing Amendment Closing Date, wherein the Total First Lien Net Leverage Ratio is (A) greater than 2.75 to 1.00, 2.75% per annum in the case of Eurodollar Loans and 1.75% per annum in the case of ABR Loans, (B) less than or equal to 2.75 to 1.00 and greater than 2.50 to 1.00, 2.50% per annum in the case of Eurodollar Loans and 1.50% per annum in the case of ABR Loans, and (C) less than or equal to 2.50 to 1.00, 2.25% per annum in the case of Eurodollar Loans and 1.25% per annum in the case of ABR Loans;

Section 2.     Representations and Warranties. Each of the Loan Parties (in the case of Holdings, only in respect of itself to the extent set forth in this Section 2) represent and warrant to the Administrative Agent and the Lenders as of the Revolver Repricing Amendment Closing Date that:

(a)    all representations and warranties of the Borrowers and each other Loan Party contained in Section 4 of the Existing Credit Agreement and the Credit Agreement and in any other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Revolver Repricing Amendment Closing Date immediately before (in the case of the Existing Credit Agreement) and immediately after (in the case of the Credit Agreement) giving effect thereto, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date; and

(b)    no Default or Event of Default exists or has occurred and is continuing on and as of the Revolver Repricing Amendment Closing Date immediately before (in the case of the Existing Credit Agreement) and immediately after (in the case of the Credit Agreement) giving effect to the funding of the Revolving Loans.

Section 3.    Conditions to effectiveness of this Amendment. The obligations of the Lenders to make the Revolving Loans on and after the Revolver Repricing Amendment Closing Date shall be subject to the satisfaction of the following conditions precedent:

(i)    Loan Documents. The Administrative Agent shall have received the following: Counterparts of this Amendment that, when taken together, bear the signatures of (A) Holdings, (B) the Borrowers, (C) each Guarantor and (D) the Lenders.

(ii)    No Default or Event of Default. At the time of and immediately after the Revolver Repricing Amendment Closing Date and the funding of the Revolver Loans, no Default or Event of Default shall have occurred and be continuing.

(iii)    Representations and Warranties. The representations and warranties set forth in Section 2 of this Amendment shall be true and correct in all material respects on the Revolver Repricing Amendment Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

Section 4.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 5.    Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 6.    Waivers Of Jury Trial. EACH OF HOLDINGS, THE BORROWERS, THE GUARANTORS, THE ADMINISTRATIVE AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 7.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 8.    Effect of this Amendment. Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Revolver Repricing Amendment Closing Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Existing Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement, and this Amendment and the Existing Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document.

Section 9.    Acknowledgement and Affirmation. Each Loan Party party hereto hereby expressly acknowledges that (i) all of its obligations under the Guarantee, the Security Documents and the other Loan Documents to which it is a party are hereby reaffirmed and remain in full force and effect on a continuous basis, (ii) its grant of security interests pursuant to the Security Documents is hereby reaffirmed and remains in full force and effect after giving effect to this Amendment and (iii) except as expressly set forth herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

Section 10.    No Novation. By its execution of this Amendment, each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation, but, rather, a supplement of the terms of the pre-existing indebtedness and related agreements, as evidenced by the Credit Agreement.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EMERALD EXPOSITIONS HOLDING, INC.

By:	/s/ David Gosling
Name:	David Gosling
Title:	Senior Vice President, General Counsel and Secretary

EXPO EVENT MIDCO, INC.

By:	/s/ Amir Motamedi
Name:	Amir Motamedi
Title:	Vice President and Secretary

EMERALD EXPOSITIONS, LLC

By:	/s/ David Gosling
Name:	David Gosling
Title:	Senior Vice President, General Counsel and Secretary

PIZZA GROUP, LLC

By:	/s/ David Gosling
Name:	David Gosling
Title:	Senior Vice President, General Counsel and Secretary

GLM HOLDINGS LLC

By:	/s/ David Gosling
Name:	David Gosling
Title:	Senior Vice President, General Counsel and Secretary

GEORGE LITTLE MANAGEMENT, LLC

By:	/s/ David Gosling
Name:	David Gosling
Title:	Senior Vice President, General Counsel and Secretary

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By:	/s/ Michael Dolce
Name:	Michael Dolce
Title:	Managing Director

Barclays Bank PLC., as a Lender

By:	/s/ Chris Walton
Name:	Chris Walton
Title:	Director

Citibank, N.A., as a Lender

By:	/s/ Blake Gronich
Name:	Blake Gronich
Title:	Vice President

Credit Suisse AG, Cayman Islands Branch, as a Lender

By:	/s/ Judith Smith
Name:	Judith Smith
Title:	Authorized Signatory

By:	/s/ Joan Park
Name:	Joan Park
Title:	Authorized Signatory

Deutsche Bank AG New York Branch, as a Lender

By:	/s/ Marcus Tarkington
Name:	Marcus Tarkington
Title:	Director

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

Goldman Sachs Bank USA, as a Lender

By:	/s/ Charles D. Johnston
Name:	Charles D. Johnston
Title:	Authorized Signatory

Royal Bank of Canada, as a Lender

By:	/s/ Allan Kortan
Name:	Allan Kortan
Title:	Authorized Signatory